--------------------------------------------------------------------------------

                       Preliminary proxy material for the
                           information of the SEC only

                         RIDGEWAY HELMS MILLENNIUM FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     , 1998

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Ridgeway Helms Millennium Fund
303 Twin Dolphin Drive, Suite 530
Redwood Shores, CA  94065

A Special Meeting of Shareholders of Ridgeway Helms Millennium Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), will be held at 9:00 a.m. on , 1998 at the offices of the Fund, 303 Twin Dolphin Drive, Suite 530, Redwood Shores, CA 94065 for the following purpose, which is more fully described in the accompanying Proxy Statement dated , 1998.

1. To approve or disapprove a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, including (a) the transfer of all of the assets of the Fund, currently a series of the Trust, to a newly-formed series--the Millennium Growth Fund (the "Growth Fund") of The Millennium RHIM Funds, Inc. (the "Corporation"), a newly-created Maryland corporation, in exchange for shares of the Growth Fund, and the assumption by the Growth Fund of all of the liabilities of the Fund; and (b) the distribution to Fund shareholders of shares of the Growth Fund; and, in connection therewith, to authorize the Fund as the initial sole shareholder of the Growth Fund:
         (i) to approve a new investment advisory agreement between the Corporation on behalf of the Growth Fund and Ridgeway Helms Investment Management, Inc. (the "Advisor"); (ii) to approve a new distribution agreement between the Corporation and Ridgeway Helms Securities Corporation (the "Distributor"); (iii) to elect four directors of the Corporation, each to hold office until his successor is duly elected and qualified; and (iv) to ratify or reject the selection of McGladry & Pullen LLP as independent accountants of the Corporation for its fiscal year ending ______, 1999; and

2. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on , 1998 are entitled to notice of, and to vote at, the meeting.

                                               By Order of the Board of Trustees
                                                                     , Secretary

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YOUR VOTE IS  IMPORTANT  NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO
AVOID  THE  ADDITIONAL  EXPENSE  OF  FURTHER  SOLICITATION,   WE  ASK  FOR  YOUR
COOPERATION IN MAILING YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------

689907.4

                         RIDGEWAY HELMS MILLENNIUM FUND
                        303 TWIN DOLPHIN DRIVE, SUITE 530
                            REDWOOD SHORES, CA 94065

                                 PROXY STATEMENT

                                  INTRODUCTION

         This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust on behalf of the Fund for use at a Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 303 Twin Dolphin Drive, Suite 530, Redwood Shores, California 94065 on ________, 1998 at 9 a.m. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone, or personal interviews by officers and representatives of the Fund. The expenses in connection with preparing and mailing this statement and the material accompanying it, and of such supplemental solicitations, will be borne by the Advisor. This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about ____________, 1998. The Fund's most recent annual report is available upon request.

         There existed ___________ shares of beneficial interest of the Fund outstanding as of the close of business on _________, 1998, each whole share being entitled to one vote and each fraction of a share being entitled to a proportionate fraction of a vote. Only shareholders of record at the close of business on ___________, 1998 are entitled to vote at the meeting. Any shareholder may revoke his or her proxy at any time prior to its exercise by a written notification of such revocation, such notification to include the shareholder's name and account number, and which must be signed, addressed to the Fund at 303 Twin Dolphin Drive, Suite 530, Redwood Shores, California 94065, and received prior to the meeting to be effective, or by signing another proxy of a later date, or by personally casting his or her vote at the meeting of shareholders.

         The purpose of this Special Meeting of the Shareholders of the Fund is to consider the approval of the Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund, as a series of the Trust, to a newly-formed series (the Growth Fund) of the Corporation in exchange for shares of the Growth Fund and the assumption by the Growth Fund of all of the liabilities of the Fund, and the distribution to Fund shareholders of shares of the Growth Fund; and in connection therewith, to authorize the Fund as the initial sole shareholder of the Growth Fund: (i) to approve a new investment advisory agreement between the Corporation on behalf of the Growth Fund and the Advisor; (ii) to approve a new distribution agreement between the Corporation and the Distributor; (iii) to elect four directors of the Corporation; and (iv) to ratify the selection of McGladrey & Pullen LLP as the Corporation's independent accountants. The Trustees of the Trust have approved, and recommend that the shareholders of the Fund approve the Agreement and Plan of Reorganization (the "Reorganization") to be effective on or before June 30, 1998. As a result of the Reorganization, the proposed new Investment Advisory and Distribution Agreements will be substantially identical in all material respects to the Fund's current Investment Advisory and Distribution Agreements in effect immediately prior to the Reorganization, except for the dates of execution and termination. As a result, the Advisor will continue to perform investment advisory services for the Growth Fund and the Distributor will continue to sell shares of the Fund after the Reorganization on the same terms as are in effect immediately before the Acquisition.

         Forty (40%) percent of the outstanding shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the meeting. When a quorum is present, a majority of the outstanding shares normally is sufficient to pass a proposal. However, for purpose of Proposal 1, in connection with the approval of a new investment advisory agreement and a new distribution agreement, the Investment Company Act of 1940 (the "1940 Act") requires that a "majority" vote be obtained. The percentage required by the 1940 Act that constitutes a majority is the lesser of (a) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding shares of the Fund. If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the Proposal that is the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

Any signed proxy will be voted in favor of Proposal 1 unless a choice is indicated to vote against or to abstain from voting on the Proposal. An abstention on the Proposal will have the same legal effect as a vote against such Proposal. Further, the Proposal is considered "discretionary" and brokers that are record or nominee holders of shares of the Fund who have received no instructions from their clients have discretion to vote on this matter. Absent voting by the particular beneficial owners of such shares, such "broker non-votes" will be considered as votes cast in determining the outcome of the Proposal.

         As of ____________, 1998, the following persons or entities owned as much as 5% of the Fund's outstanding shares:


                                                              Nature of
Name & Address                % of Class                      Ownership






                [To Come]





         As of ______________, 1998, the officers and Trustees of the Fund beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the shares of the total outstanding shares of beneficial interest of the Fund.


PROPOSAL 1.       APPROVAL OR DISAPPROVAL OF THE PROPOSED AGREEMENT AND PLAN OF
                  REORGANIZATION

         At a meeting held on March __, 1998, the Board of Trustees of the Trust, on behalf of the Fund, adopted, subject to shareholder approval, the Agreement and Plan of Reorganization (the "Plan of Reorganization") whereby the Fund, currently a series of the Trust, would be reorganized as a series of the Corporation (referred to herein as the "Reorganization"). A copy of the Plan of Reorganization is attached as Exhibit A. If the Plan of Reorganization is approved by the shareholders and consummated, all the assets, liabilities and operations of the Fund will be assumed by and transferred to the Growth Fund, a newly created series of the Corporation created for the purpose of succeeding to the business of the Fund.

         In exchange, the Growth Fund will deliver its shares of common stock, equal in number and type to the full and fractional shares of the Fund outstanding prior to the Effective Time of the Reorganization. Each shareholder of record of the Fund will receive a number of shares of the Growth Fund equal to the number and type of shares of the Fund held at the Effective Time of the Reorganization and the Growth Fund will establish an open account on its stock records in the name of each shareholder of the Fund.

         In addition, the Plan of Reorganization authorizes the Fund, as the sole shareholder of the Growth Fund immediately prior to the Reorganization, to take certain actions without further shareholder involvement. The Fund has been advised by counsel to the Advisor that no independent shareholder approval is necessary for any of such actions, which include: (a) approval of the new Investment Advisory Agreement between the Corporation on behalf of the Growth Fund and the Advisor; (b) approval of the new Distribution Agreement between the Corporation and the Distributor; (c) election of four directors of the Corporation; and (d) ratification of the selection of McGladrey & Pullen LLP as independent accountants.
Each of these actions is discussed more completely below.

         The purpose of the Reorganization is to consolidate the Fund (in the form of the Growth Fund) with another newlyregistered mutual fund, the Millennium Growth & Income Fund, as well as with future series of the Corporation to be organized subsequent to the Reorganization, each of which will be advised by the Advisor. The Advisor expects that by placing the Fund in a newly-formed family of funds for which the Advisor serves as the investment advisor to each Fund in the family, shareholders will benefit through the eventual increase in the number of funds available for an exchange privilege, as well as a reduction of total expenses and improvement in overall services. The total expenses for the Growth Fund are projected to be no less than, and subject to continued growth, lower than the current total expenses of the Fund because of the benefits to be derived by certain economies of scale connected with the Growth Fund eventually being a part of a larger fund family for which the Advisor serves as the investment advisor to each such Fund. Also, the Advisor expects that with an increased marketing effort, the net asset size of the Growth Fund will increase over time, thereby spreading fixed costs over an even larger asset base. There, of course, can be no guarantee that the total expenses of the Fund will be reduced as a result of the Reorganization. The Reorganization will also allow the Growth Fund to consolidate both transfer agency and administration, with one service provider, American Data Services, Inc. It is anticipated that the Growth Fund will derive efficiencies from this combination of the transfer agent and administrator.

         Following the Reorganization, there will be no material change in the operations of the Growth Fund from that of the predecessor Fund other than as stated below. The investment objective, policies and restrictions of the Growth Fund following the Reorganization will be substantially identical in all material respects to those of the Fund, other than as stated below. The net asset value of a share of the Growth Fund will be the same immediately after the Reorganization as the net asset value of a share of the Fund immediately prior to the Reorganization, and the Growth Fund will continue to sell and redeem its shares in the same manner as is set forth in the Fund's prospectus. The Advisor will continue to manage the Growth Fund's investments and provide other services, subject to such policies as the Corporation's Board of Directors may determine, pursuant to a new investment advisory agreement.

         The Advisor has agreed to pay all costs associated with the Reorganization, including the costs associated with the preparation and mailing of this proxy statement and any proxy solicitation. Therefore, shareholders will bear none of these costs. In addition, the Reorganization will be a tax-free transaction as described below.

         If the Plan of Reorganization is not approved, the Fund will continue to operate as a separate series of the Trust and the Trustees may consider alternative plans.

         The Fund has received the opinion of Battle Fowler LLP, counsel to the Corporation, that the Reorganization pursuant to the Plan of Reorganization will constitute a tax-free reorganization for federal income tax purposes and will not affect the federal tax status in the Fund held prior to the Reorganization.

         The  following  table  provides  a pro forma  comparative  analysis  of expenses for the Fund and for the Growth Fund (after the proposed Reorganization). This analysis assumes that the total assets in the Fund and the Growth Fund for the periods indicated are the approximate current total assets of the Fund.

               Pro Forma Comparison of Annual Shareholder Expenses
                        (based on assets of $10 million)

Current Expenses of Fund*
(based on December 31, 1997 financial information (unaudited))                                    As a %of Assets

Advisory Fee                                                                                           .95%

Other Operating Expenses                                                                               .50%

Total Operating Expense                                                                               1.45%

Anticipated Expenses of Series*
(if Proposal 1 is approved)                                                                      As a % of Assets

Advisory Fee                                                                                           .95%

Other Operating Expenses (estimated)                                                                   .50%

Total Operating Expenses (estimated)                                                                  1.45%

--------------
*The Advisor currently reimburses the Fund for expenses in excess of 1.45%. The Advisor has agreed to continue this reimbursement after the Reorganization if Proposal 1 is approved.


                 Comparison of Shareholder Transaction Expenses

         An investor would pay the following charges when buying or redeeming shares of the Fund and the Growth Fund.


                                                 Current Fund        Growth Fund
Sales charge on purchases                            None                None

Sales charge on reinvested dividends                 None                None

Redemption fee                                       None                None

Exchange fee                                         None                None

12b-1 fee                                            None                None


         Summary of the Plan of Reorganization. The Reorganization will be structured as a transfer of assets in a tax-free reorganization. In order to accomplish the Reorganization, on the closing date the Fund will transfer all of its assets to the Growth Fund, which will assume all of the Fund's liabilities and will issue a number and type of its shares of common stock to the Fund equal to the number and type of the Fund's shares of beneficial interest outstanding as of the closing date. Immediately thereafter, the Fund will distribute these shares to its shareholders. Each shareholder of record of the Fund will receive a number and type of shares of the Growth Fund equal to the number and type of shares of the Fund held at the Effective Time of the Reorganization and the Growth Fund will establish on its stock records an open account in the name of each shareholder of the Fund, representing the number and type of shares of the Growth Fund due to each shareholder. Fractional shares will be carried to the third decimal place. Following the Reorganization, new share certificates will not be issued for the Growth Fund. As soon as practicable after the Effective Date of the Reorganization, the Fund will be dissolved and its existence will be terminated.

         The Plan of Reorganization authorizes the Fund as the sole shareholder of the Growth Fund, immediately prior to the Reorganization to: (i) approve the new Investment Advisory Agreement between the Corporation, on behalf of the Growth Fund and the Advisor; (ii) approve the Distribution Agreement with the Distributor; (iii) elect four directors of the Corporation; and (iv) ratify the selection of McGladrey & Pullen LLP as the Corporation's independent accountants. Each of the Investment Advisory and Distribution Agreements will be substantially identical in all material respects to the Agreements in effect for the Fund prior to the Reorganization, except for the dates of execution and termination. In addition, there will be no increase in the fees paid under such Agreements. If approved, the Reorganization will become effective on or about June 30, 1998.

         The obligations of the Fund and the Growth Fund under the Plan or Reorganization are subject to various conditions as stated herein. In order to provide against unforeseen events, the Reorganization may be terminated or amended at any time prior to the closing thereof by action of the Board of Trustees, notwithstanding the approval of the Plan or Reorganization by the shareholders of the Fund. However, after the Fund's shareholders have approved the Plan of Reorganization, no amendments may be made that materially adversely affect the interests of the shareholders of the Fund. The Fund and the Growth Fund may at any time waive compliance with any of the conditions contained in the Plan of Reorganization, provided that such waiver does not materially adversely affect the interests of the shareholders of the Fund.

         Temporary Amendment to Investment Restrictions and Operating Policies. The Fund's present investment restrictions in part preclude it from purchasing securities of any issuer if such purchase would cause the Fund, with respect to 50% of its assets, to acquire more than 10% of the outstanding securities of any one issuer or invest for the purpose of exercising control over management of any company. This restriction cannot be removed or waived without shareholder approval. Furthermore, the Fund's operating policies (which may be changed without shareholder approval) also provide, in part, that the Fund will not invest in the securities of other investment companies or purchase other investment company's voting securities or make any other investment in other investment companies. Unless temporarily waived, these investment restrictions and operating policies might preclude the acquisition by the Fund of more than a nominal number of shares of the Growth Fund at and/or just prior to Effective Time of the Reorganization (as contemplated by the Plan of Reorganization) which is necessary for the Fund's shareholders to vote indirectly to: (i) approve the Investment Advisory Agreement with the Advisor; (ii) approve the Distribution Agreement with the Distributor; (iii) elect four directors of the Corporation; and (iv) ratify the selection of McGladrey & Pullen LLP as the Corporation's independent accountants. Because the above-noted investment restrictions would preclude the Fund from carrying out the Reorganization in the manner contemplated in the Plan of Reorganization, the shareholders of the Fund are being asked to amend such restrictions temporarily in order to permit the consummation of the Reorganization.

         Approval of the new Investment Advisory Agreement with the Advisor. At a meeting held on March 13, 1998, the Board of Trustees of the Trust, including a majority of the Trust's Board of Trustees who are not interested persons of the Trust, (the "Independent Trustees") approved among other items, the adoption of a new Investment Advisory Agreement with the Advisor, on behalf of the Growth Fund. A form of this Investment Advisory Agreement appears at Exhibit B. If shareholders of the Fund approve this Proposal, the Fund, as sole shareholder of the Growth Fund, will approve the new Investment Advisory Agreement between the Corporation, on behalf of the Growth Fund, and the Advisor, which will be substantially identical in all material respects to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor in effect immediately prior to the Reorganization.

         Approval of Distribution Agreement with the Distributor. At a meeting held on March 13, 1998, the Board of Trustees of the Trust, including a majority of the Independent Trustees, also approved, among other items, the applicability to the Growth Fund of the Distribution Agreement with the Distributor. A copy of the form of Distribution Agreement appears at Exhibit C. If shareholders approve this Proposal, the Fund, as the sole shareholder of the Growth Fund, will approve the Distribution Agreement, which is substantially identical in all material respects to the current Distribution Agreement applicable to the Fund.

          The Administrator. American Data Services, Inc. (the "Administrator") will serve as the Growth Fund's administrator pursuant to an Administrative Service Agreement entered into with the Corporation and will provide the Growth Fund with administrative services, including, but not limited to, preparing various federal and state regulatory filings, preparing various financial reports for the Growth Fund to be supplied to the Corporation's Board of Directors, monitoring the activities of the Growth Fund's custodian, shareholder servicing agents and accountants and coordinating the preparation and payment of Growth Fund expenses and the Growth Fund's expense accruals. For its services, the Administrator receives an annual fee based on the average daily net assets of the Growth Fund and of other series of the Corporation. The Administrator will be providing substantially similar services to the Growth Fund and the Corporation that the Investment Company Administration Corporation currently provides to the Fund and to the Trust. In addition, the Administrator currently serves as the Transfer Agent for the Fund and will serve as the Transfer Agent for the Growth Fund, as well as other series of the Corporation.

          Custodian. Star Bank, N.A. will serve as the custodian for the Growth Fund's assets. Such Bank currently serves as the custodian for the Fund's assets.

         Continuation of shareholder Accounts and Plans. If the Plan of Reorganization is approved, an account will be established for each shareholder containing the appropriate number of shares of the Growth Fund. Such account will be identical in all respects to the account currently maintained for each shareholder of the Fund. In addition, no further action will be necessary in order to continue any retirement plan currently maintained on behalf of a shareholder with respect to Fund shares.

         Tax Consequences. The Fund has been provided with an opinion from Battle Fowler LLP, counsel to the Corporation, that the transaction contemplated by the Plan of Reorganization will constitute a tax-free reorganization for federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, shareholders will not recognize gain or loss on their exchange of shares of the Fund for shares of the Growth Fund, each shareholder's tax basis in the shares of the Growth Fund received will equal the shareholder's tax basis in the shares of the Fund exchanged therefor, and each shareholder's holding period in the shares of the Growth Fund received will include the shareholder's holding period in the shares of the Fund exchanged, provided the shares of the Fund were held as capital assets at the time of the exchange. While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not made any investigation as to such consequences. Shareholders should consult their own tax advisers with respect to such matters.

         Liability and Indemnification of Officers and Directors. As a general matter, comparable to the Trust's Declaration of Trust, the Corporation's Articles of Incorporation permit indemnification of Directors and officers to the extent consistent with the Maryland law and the federal securities laws.

         The Articles of Incorporation further provide that the Directors will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Articles of Incorporation protect a Director against any liability to which the Director would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involving the conduct of his office. The Articles of Incorporation provide for indemnification by the Corporation of the Directors and officers, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such person's action was in or not opposed to the best interests of the Corporation. Such person may not be indemnified against any liability to the Corporation or its shareholders to which such person would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The Articles of Incorporation also authorize the purchase of liability insurance on behalf of Directors and officers. In addition, the Growth Fund, in the Plan of Reorganization, has agreed to indemnify the Trustees (in their capacity as Trustees and as officers of the Fund) for a period of two years after the date of the Reorganization from all liabilities that may arise in connection with, or as a result of, the Reorganization, the proxy statement and the proxy solicitation.

         Annual Meetings. As a general matter, neither the Trust nor the Corporation is required to hold regular annual or other meetings of shareholders. Instead, the By-laws of each of the Trust and the Corporation provide for shareholder voting only as required under applicable state law, as the same may be amended from time to time, and the 1940 Act. Delaware and Maryland law provide that a special meeting of shareholders shall be called upon the written request of the holders of 10% of a Fund's outstanding shares.

         Trustees' Recommendations and Required Vote. With respect to the Fund, the Board of Trustees recommends that shareholders vote FOR the Plan of Reorganization providing for the transfer of all of the assets of the Fund to the Growth Fund, a newly-formed series of the Corporation, in exchange for shares of the Growth Fund, the assumption by the Growth Fund of all of the liabilities of the Fund and the distribution to Fund shareholders of the shares of the Growth Fund. Under the Trust's Declaration of Trust, the affirmative vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund entitled to vote thereon is required to approve the adoption of the Plan of Reorganization.


OTHER MATTERS

         As a Delaware business trust, the Trust, and as a Maryland corporation, the Corporation, is not required, and does not intend, to hold regular annual meetings. Shareholders of the Fund and, subsequently, shareholders of the Growth Fund who wish to present proposals at any future shareholder meeting must present such proposals to the Board of Directors of the Corporation at a reasonable time prior to the solicitation of any shareholder proxy.

         Management does not know of any matters to be presented at this Special Meeting of Shareholders other than those mentioned in this Proxy Statement. If any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                             By Order of the Board of Trustees



                                             ________________, Secretary


_________________, 1998

         BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE FOR PROPOSAL NO. 1 AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR THE PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSE ENVELOPE.



                         RIDGEWAY HELMS MILLENNIUM FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                    SPECIAL MEETING OF SHAREHOLDERS - , 1998


         THE UNDERSIGNED SHAREHOLDER OF THE RIDGEWAY HELMS MILLENNIUM FUND (THE "FUND") HEREBY APPOINTS ROBERT A. DOWLETT AND N. JOSEPH NAHAS AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF BENEFICIAL INTEREST OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON ________, 1998 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE OFFICES OF THE FUND AT 303 TWIN DOLPHIN DRIVE, SUITE 530, REDWOOD SHORES, CALIFORNIA 94065 AT 9:00 A.M. ON __________, 1998 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL. AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSAL LISTED BELOW UNLESS OTHERWISE INDICATED.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------


                                              RIDGEWAY HELMS MILLENNIUM FUND
                                                     VOTE ON PROPOSAL


FOR      AGAINST      ABSTAIN
|_|        |_|           |_|             1.   TO APPROVE OR DISAPPROVE THE PLAN OF REORGANIZATION AS MORE FULLY
                                              DESCRIBED IN THE PROXY STATEMENT.


================================================================================

----------------------------------   -------------------------------------------


SIGNATURE                  SIGNATURE (JOINT OWNERS)                DATE


          PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         This AGREEMENT AND PLAN OF REORGANIZATION is made as of the day of June, 1998, by and between ADVISORS SERIES TRUST (the "Trust"), a Delaware business trust, on behalf of RIDGEWAY HELMS MILLENNIUM FUND (the "Fund") and THE MILLENNIUM RHIM FUNDS, INC. (the "Corporation"), a Maryland corporation, on behalf of THE MILLENNIUM GROWTH FUND (the "Growth Fund").

         In consideration of the mutual promises herein contained, the parties hereto agree as follows:

         1.  Approval by Shareholders

         A meeting of the shareholders of the Fund shall be called and held for the purpose of acting upon this Agreement and Plan of Reorganization (the "Agreement") and the transactions contemplated herein.

         2.  Plan of Reorganization

                  (a) On behalf of the Fund, the Trust will convey, transfer and deliver to the Corporation at the closing provided for in Section 3 (hereinafter called the "Closing") all of the Fund's then existing assets, the assets belonging to the Fund to be conveyed, transferred and delivered to the Growth Fund, a newly-formed series of the Corporation. In consideration thereof, the Corporation agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 3 hereof), all of the Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, the obligations and liabilities of the Fund to become the obligations and liabilities of the Growth Fund; and (ii) to deliver to the Fund full and fractional shares of common stock of the Growth Fund, $0.001 par value (the "Shares"), equal in number and type to the number and type of full and fractional shares of beneficial interest of the Fund, no par value, outstanding immediately prior to the Effective Time of the Reorganization.

                  (b) At the Effective Time of the Reorganization, the Trust will distribute pro rata to the shareholders of record of the Fund as of the Effective Time of the Reorganization the Shares of the Growth Fund received by the Fund pursuant to this Section 2. Each shareholder of record of the Fund will receive a number and type of Shares of the Growth Fund equal to the number and type of Shares of the Fund held at the Effective Time of the Reorganization. Such distribution will be accompanied by the establishment of an open account on the stock records of the Corporation in the name of each such shareholder of the Fund and representing the number and type of Shares due such shareholder. Fractional

                                                      B-1
690652.4

         Shares will be carried to the third decimal place. Certificates representing Shares will not be issued.

                  (c) Prior to the Closing, all redemption requests received in proper order and form will be aggregated and the total dollars to be paid out resulting from the redemptions will be set aside by the Trust's transfer agent. After the Closing, the Corporation's transfer agent will honor all such pre-Closing redemptions on behalf of the Trust and its transfer agent.

                  (d) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all necessary steps under Delaware law to effect a complete liquidation and dissolution of the Fund.

                  (e) The transactions contemplated herein are referred to as the "Reorganization".

         3.  Closing and Effective Time of the Reorganization

         With respect to the Fund, the Closing shall occur on (a) the final adjournment of the meeting of shareholders of the Fund at which this Agreement will be considered or (b) such later date as the parties may mutually agree (the "Effective Time of the Reorganization").

         4.  Conditions Precedent

         The obligations of the Trust and the Corporation to effectuate the Agreement hereunder shall be subject to the satisfaction of each of the following conditions:

                  (a) Such authority, including "no-action" letters, and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions, as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

                  (b) (i) The Corporation's Registration Statement and any amendments thereto, as may be deemed necessary and appropriate, prepared on Form N-1A shall have been filed with the Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "Act"); and (ii) no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

                  (c) Confirmation shall have been received from the Commission or its staff that the Corporation, effective upon or before the Effective Time of the Reorganization, shall be duly registered as an open-end management investment company under the Act.


                                                      B-2
690652.4

                  (d) Each party shall have received an opinion from Battle Fowler LLP addressed to both parties substantially to the effect that, for federal income tax purposes: (i) the transfer by the Fund of substantially all of its assets to the Growth Fund solely in exchange for the Shares, as described above, is a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) no gain or loss is recognized by the Fund upon the transfer of substantially all of its assets to the Growth Fund in exchange solely for the Shares; (iii) no gain or loss is recognized by the Growth Fund on receipt of the Fund assets in exchange for the Growth Fund Shares; (iv) the basis of the assets of the Fund in the hands of the Growth Fund is, in each instance, the same as the basis of those assets in the hands of the Fund immediately prior to the transaction; (v) the holding period of the Fund's assets in the hands of the Growth Fund includes the period during which the assets were held by the Fund; (vi) no gain or loss is recognized to the shareholders of the Fund upon the receipt of the Growth Fund Shares solely in exchange for the Fund's shares; (vii) the basis of the Growth Fund Shares received by the Fund shareholders is, in each instance, the same as the basis of the Fund shares surrendered in exchange therefor; and (viii) the holding period of the Growth Fund Shares received by the Fund shareholders includes the holding period during which shares of the Fund surrendered and exchanged therefor were held, provided that such shares were held as a capital asset in the hands of the Fund shareholders on the date of the exchange. Furthermore, notwithstanding anything herein to the contrary, neither the Growth Fund nor the Fund may waive the condition set forth in this paragraph Section 4(d).

                  (e) The Trust shall have received an opinion from Battle Fowler LLP addressed to the Trust and the Fund, in a form reasonably satisfactory to the Trust and the Fund, substantially to the effect that: (i) the Corporation is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect and the Growth Fund is a validly established separate series of the Corporation; (ii) the Shares to be issued to the Fund and then distributed to the shareholders of the Fund pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding, fully paid and non-assessable; (iii) to such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened; and
         (iv) Battle Fowler LLP has participated in conference with officers and other representatives of the Fund and the Growth Fund and the independent public accountants for the Fund at which the contents of the proxy statement of the Fund and the prospectus and statement of additional information of the Growth Fund and related matters were discussed and, although Battle Fowler LLP does not pass upon nor assume any responsibility for the accuracy, completeness or fairness of the statements contained in the proxy statement, the prospectus of the Growth Fund or the statement of additional information of the Growth Fund, no facts came to Battle Fowler LLP's attention that would lead it to believe that either the proxy statement, at the time such proxy statement became effective and at the date hereof, contained an untrue statement of a material fact

                                                      B-3
690652.4
         or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the prospectus and the statement of additional information of the Growth Fund, as of its date and at the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (f) The Trust  has  received  an  opinion  from  ____________,
         Maryland counsel addressed to the Trust and the Fund, in a form reasonably satisfactory to the Trust and the Fund, substantially to the effect that: (i) the Corporation is a corporation duly created pursuant to its Articles of Incorporation, is validly existing and in good standing under the laws of the State of Maryland, and the Articles of Incorporation directs the Corporation's directors to manage the affairs of the Corporation and grants them all powers necessary or desirable to carry out such responsibility, including administering the Growth Fund's business as described in the current Prospectus of the Growth Fund; and (ii) this Agreement has been duly authorized, executed and delivered by the Corporation on behalf of the Growth Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Growth Fund, is a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (g) The Shares shall have been duly qualified for offering to the public in such jurisdictions (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

                  (h) With respect to the Fund, a vote approving this Agreement and the Reorganization contemplated hereby, including a temporary amendment of those of the Fund's investment restrictions that might otherwise preclude the consummation of the Reorganization, and liquidation and dissolution of the Fund, shall have been adopted by at least a majority of the outstanding shares of beneficial interest of the Fund entitled to vote at an annual or special meeting.

                  (i) With respect to the Growth Fund, the Directors of the Corporation shall have taken the following action at a meeting duly called for such purposes:

                           (1) the approval of the Investment Advisory Agreement
                  between the Corporation on behalf of the Growth Fund, and Ridgeway Helms Investment Management, Inc.;

                           (2)  the  approval  of  the  Distribution   Agreement
                  between  the   Corporation   and  Ridgeway  Helms   Securities
                  Corporation;

                                                      B-4
690652.4

                           (3) the  ratification of the selection of McGladrey &
                  Pullen LLP as independent certified public accountants for the Corporation;

                            (4)  the   election  of  four   directors   for  the
                   Corporation;

                           (5) the authorization of the issuance by the Corporation prior to the Effective Time of the Reorganization, of one or more Shares of the Growth Fund to the Fund in consideration for the payment of $1.00 per Share for the purpose of enabling the Fund to vote on the matters referred to above in this Section 4;

                           (6) the  submission  of the  matters  referred  to in
                  paragraph (g) of this Section 4 to the sole stockholder of the Growth Fund; and

                           (7)  the   authorization   of  the  issuance  by  the
                  Corporation of Shares at the Effective Time of the Reorganization in exchange for the Fund's assets pursuant to the terms and provisions of this Agreement.

                  (j) With respect to the Fund, the shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, immediately after it becomes sole shareholder of the Growth Fund, to:

                            (1) approve all actions  necessary  to carry out the
                   Plan of Reorganization, including to;

                                     (i)    approve  the  Investment   Advisory
                                            Agreement;

                                    (ii)    approve the Distribution Agreement;

                                    (iii)   approve the selection of McGladrey &
                                            Pullen LLP as independent  certified
                                            public     accountants    for    the
                                            Corporation; and

                                     (iv)    elect   four   directors   for  the
                                             Corporation.

                  (k) With respect to the Fund, the shareholders of the Fund shall have voted to approve its reorganization into the Growth Fund.

                  At any time prior to the Closing for the Fund, any of the foregoing conditions (other than the condition set forth in Section 4(d)) may be waived by the Board of Trustees of the Trust if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

                                                      B-5
690652.4

                  (l) The Trust shall have received a letter from McGladrey & Pullen, LLP addressed to the Trust substantially to the effect that the transfer of any unamortized organization cost currently recorded on the books of the Fund to the Growth Fund is in compliance with Generally Accepted Accounting Principles and does not violate (i) any federal securities law and (ii) any rule and regulation of the Commission.

                  (m) All accrued and unpaid expenses of the Fund, including all administrative, legal and other expenses owed by the Fund or Ridgeway Helms Investment Management, Inc. to the Trust or its agents shall have been paid in full. In addition, an amount equal to $500 shall be deposited in an escrow account for payment of all expenses owed, or expected to be owed, to the Trust or its agents relating to the Reorganization not otherwise accrued and paid at Closing.

         5.  Expenses

         The expenses of entering into and carrying out the provisions of this Agreement and the Reorganization and the proxy solicitation contemplated herein will be borne by the Growth Fund or Ridgeway Helms Investment Management, Inc., whether or not the Reorganization is consummated.

         6.  Indemnification

         Ridgeway Helms Investment Management, Inc., its successors or assigns, the Corporation and the Growth Fund each agree to indemnify the Trust, the Fund, its trustees (in their capacity as trustees or officers), and agents from all liabilities that may arise in connection with, or as a result of, the Reorganization or the proxy material distributed to shareholders of the Fund and the proxy solicitation contemplated in this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the date of the Closing. Notwithstanding the above, any such indemnification for acts occurring after the date of the Closing shall be for a period not later than one (1) year after such Closing.

         7.  Termination

         With respect to the Fund and the Growth Fund, the Boards of Trustees of the Trust or the Board of Directors of the Corporation, respectively, may terminate this Agreement and abandon the Reorganization contemplated hereby, at any time prior thereto, notwithstanding approval thereof by the shareholders of the Fund if, in the judgment of such Boards, proceeding with the Agreement would be inadvisable.


                                                      B-6
690652.4

         8.  Entire Agreement

         This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for. Furthermore, after the Fund's shareholders have approved this Agreement, no amendments may be made that materially adversely affect the interests of the shareholders of the Fund unless such amendments are submitted for shareholder approval.

         9.  Further Assurances

         Each of the Trust and the Corporation shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         10.  Governing Law

         This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, each of the Trust and the Corporation has caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or Assistant Secretary, all as of the day and year first above written.

                                        ADVISORS   SERIES   TRUST,   a  Delaware
                                        business   trust,   on   behalf  of  The
                                        Ridgeway Helms Millennium Fund


                                        ----------------------------------------

ATTEST:



--------------------------------
          Secretary


                                        THE  MILLENNIUM   RHIM  FUNDS,   INC,  a
                                        Maryland  corporation,  on behalf of The
                                        Millennium Growth Fund




                                       -----------------------------------------

690652.4

ATTEST:

--------------------------------------
                Secretary



Accepted and agreed to as to Sections 5 and 6 only:

RIDGEWAY HELMS INVESTMENT MANAGEMENT, INC.


By:___________________________
     (Name)
     (Title)

                                                      B-8
690652.4